SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2000



                              PP&L RESOURCES, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)

       Pennsylvania                1-11459                   23-2758192
       ------------                -------                   ----------
State or other jurisdiction      (Commission                (IRS Employer
     of Incorporation)           File Number)               Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------

         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS
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1999 Earnings
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          On January 26, 2000, PP&L Resources, Inc. ("PP&L Resources" or the
"Company") issued a press release regarding its 1999 earnings and forecasted earnings. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

          PP&L Resources reported adjusted earnings for 1999, or earnings excluding one-time items, of $2.35 per share, 26 percent higher than similarly adjusted earnings per share of $1.87 reported for 1998. These figures are not adjusted for the impact of weather. The Company no longer makes such weather adjustments in reporting results in view of the deregulation of its generation business and the resulting increased difficulty in calculating weather impact on earnings, especially from sales in wholesale markets.

          Reported earnings for 1999 (i.e., including one-time items) were $2.84 per share. This compares to a loss of $3.46 in 1998, which reflected $948 million of net write-offs related to the settlement of PP&L, Inc.'s restructuring case before the Pennsylvania Public Utility Commission ("PUC") and another competition-related case before the Federal Energy Regulatory Commission.

          One-time increases to earnings during 1999 included a gain of 13 cents per share resulting from securitization of intangible transition costs in connection with PP&L, Inc.'s PUC restructuring case, a gain of 28 cents per share from the sale of the Sunbury generating plant, and a gain of 42 cents per share from the sale of the supply portion of the Company's electricity business in the United Kingdom - SWEB, now renamed Western Power Distribution ("WPD"). Partially offsetting these benefits during 1999 were one-time adjustments in the fourth quarter of 1999 to write down the carrying value of the Company's investment in WPD as a result of the action of the U.K. regulators to reduce rates for all U.K. delivery companies, and two PP&L Global, Inc. investments in Peru and Bolivia. These adjustments totaled 34 cents per share.

Revised Earnings Forecasts
--------------------------

          On January 27, 2000, PP&L Resources issued a press release regarding revised earnings forecasts for 2000 and 2001. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

          (c)  Exhibits

               99.1 Press Release dated January 26, 2000 regarding PP&L Resources' 1999 earnings and forecasted earnings.

               99.2 Press Release dated January 27, 2000 regarding PP&L Resources' forecasted earnings.


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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PP&L RESOURCES, INC.



Date: January 28, 2000                       By:  /s/ John R. Biggar
                                                  -----------------------------
                                                  John R. Biggar
                                                  Senior Vice President and
                                                  Chief Financial Officer